UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2015

BELK, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26207	56-2058574
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 West Tyvola Road, Charlotte, North Carolina		28217-45000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 357-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 23, 2015, Belk, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bear Parent Inc., a Delaware corporation (“Parent”) and Bear Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are owned by affiliates of Sycamore Partners Management, L.P. A copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

On August 24, 2015, the Company distributed the communications attached hereto as Exhibits 99.2 to 99.4, which are incorporated herein by reference.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

In connection with the proposed merger, Belk, Inc. will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, BELK, INC.’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by Belk, Inc. with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the proxy statement, when available, and other relevant documents from Belk, Inc.’s website at www.belk.com or by directing a request to: Belk, Inc., 2801 West Tyvola Road, Charlotte, NC 28217, ATTN: Investor Relations (704) 357-1000.

Participation in the Solicitation

Belk, Inc. and its directors, executive officers and certain other members of management and employees of Belk, Inc. may be deemed to be “participants” in the solicitation of proxies from the stockholders of Belk, Inc. in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Belk, Inc. in connection with the proposed merger, which may be different than those of Belk, Inc.’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Stockholders can find information about Belk, Inc. and its directors and executive officers and their ownership of Belk, Inc.’s common stock in Belk, Inc.’s annual report on Form 10-K for the fiscal year ended January 31, 2015, which was filed with the SEC on April 14, 2015, and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on April 23, 2015, and in Forms 4 of directors and executive officers filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Belk, Inc.’s website at www.belk.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated August 24, 2015

99.2	Store Manager Meeting Script

99.3	Frequently Asked Questions for Associates

99.4	Company Associate E-Mail

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELK, INC.

Date: August 24, 2015	By:	/s/ Ralph A. Pitts
Ralph A. Pitts
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 24, 2015

99.2	Store Manager Meeting Script

99.3	Frequently Asked Questions for Associates

99.4	Company Associate E-Mail